SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                 August 8, 2007

                             UNIVERSAL TRAVEL GROUP
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

 Nevada                            000-51516                        90-0296536
 ------                            ---------                        ----------
 State of                          Commission                       IRS Employer
 Incorporation                     File Number                      I.D. Number

                      10940 Wilshire Boulevard, Suite 1600,
                          Los Angeles, California 90024
                    (Address of principal executive offices)

                                 (310) 443-4151
                         (Registrant's telephone number)

                        --------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01.  Entry into a Material Definitive Agreement.

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Acquisition of Shanghai Lanbao Travel Service Co.

      On August 8, 2007, Universal Travel Group (the "Registrant"), Shenzhen Yu Zhi Lu Aviation Service Company Limited, an indirect wholly owned subsidiary of the Registrant ("YZL") (YZL is wholly owned by Full Power Enterprise Global Limited, a British Virgin Island corporation and a wholly own subsidiary of the Registrant), Shanghai Lanbao Travel Service Co., Ltd., a Shanghai Corporation in China ("SLB"), and the shareholders of SLB (the "Shareholders"), entered into and consummated a Share Exchange Agreement (the "Share Exchange Agreement") pursuant to which YZL acquired 100% of SLB. As a result of the Share Exchange Agreement, SLB became a wholly owned subsidiary of YZL, and the Registrant, in turn, became the indirect owner of SLB.

Summary of Certain Terms of the Acquisition.

      Pursuant to the Share Exchange Agreement, in exchange for surrendering their shares in SLB, the Shareholders received a combination of an aggregate of 600,000 shares of the Registrant's common stock and promissory notes in aggregate principal amount of $2,828,000, bearing no interest, with a maturity date of August 8, 2008 (the "Promissory Notes') (discussed further in Item 2.03 below), in each case allocated proportionally among the Shareholders in accordance with their respective ownership interests in SLB immediately before the closing of the Share Exchange Agreement. The Share Exchange Agreement also contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the consideration, the process of exchanging the consideration and the effect of the share exchange. This summary of the Share Exchange Agreement is qualified in its entirety by reference to the Share Exchange Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report.

About Shanghai Lanbao Travel Service Co.

      Forward Looking Statements.

      The information in this discussion contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve risks and uncertainties, including statements regarding the Registrant's capital needs, business strategy and expectations. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, forward-looking statements can be identified by terminology such as "may," "will," "should," "expect," "plan," "intend," "anticipate," "believe," estimate," "predict," "potential" or "continue," the negative of such terms or other comparable terminology. Actual events or results may differ materially from the forward looking statements contained herein. The Registrant disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements.

      SLB was established in 2002, and its core businesses focus is on a centralized real-time booking system providing consumers and travel related business with hotel bookings, air ticket and tourism information via the Internet and mobile phone text-messaging technology. SLB provides website management, maintenance and design, along with network promotions for its intra-hotel network, which includes more than 3,000 franchise hotels and 800 hotel booking enterprises and other travel agencies throughout major cities in

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China. SLB's technological solutions provide travel reservations companies and hotels with multi-channel management while allowing them to maintain financial and operating independence. SLB owns and manages the award-winning China Booking Association website, www.cba-hotel.com, which receives an average of about 200,000 visitors daily. In 2006, over 500,000 hotel reservations were made through this website and the China Society Travel Research Association recognized it as one of China's top ten outstanding booking websites. SLB's systems are open to more than 200,000 hotels, 5,000 booking centers and more than 8,000 travel agencies and tourist companies throughout China, providing them with real-time data transfer and information. By the end of 2008, SLB hopes to become one of the top three providers in the hotel booking industry in China, while the Company's goal is to become a global provider of hotel, aviation and tourism information by 2012.

Item 2.03. Creation Of A Direct Financial Obligation Or An Obligation Under An Off-Balance Sheet Arrangement Of A Registrant

      Pursuant to the Share Exchange Agreement, on August 8, 2007, in partial consideration for the transfer and sale of the shares of SLB to YZL, the Registrant issued to the Shareholders the Promissory Notes in aggregate principal amount of $2,828,000, which are non-interest bearing, are due and payable on August 8, 2008, and which contain customary terms and conditions. This summary of such Promissory Notes is qualified in its entirety by reference to the form of Promissory Note filed as Exhibit 4.1 to this Current Report.

Item 3.02.  Unregistered Sales of Equity Securities.

      On August 8, 2007, pursuant to the Share Exchange Agreement, in exchange for the shares of SLB, the Registrant issued to the Shareholders an aggregate of 600,000 shares of the Registrant's common stock, which were divided proportionally among the Shareholders in accordance with their respective ownership interests in SLB immediately before the closing of the Share Exchange Agreement.

      The shares of the Registrant's common stock were issued to the Shareholders without registration under Section 5 of the Securities Act of 1933, as amended (the "Securities Act") in reliance on the exemption from registration contained in Section 4(2) of the Securities Act.

      The Registrant believes that all of the requirements to qualify to use the exemption from registration contained in Section 4(2) of the Securities Act have been satisfied in connection with the issuance of the shares to the Shareholders. Specifically, (1) the Registrant has determined that the Shareholders are knowledgeable and experienced in finance and business matters and thus they are able to evaluate the risks and merits of acquiring the Registrant's securities; (2) the Shareholders have advised the Registrant that they are able to bear the economic risk of purchasing the Registrant's common stock; (3) the Registrant has provided the Shareholders with access to the type of information normally provided in a prospectus; and (4) the Registrant did not use any form of public solicitation or general advertising in connection with the issuance of the shares.

      In addition, the shares of the Registrant's common stock were issued to the Shareholders without registration under Section 5 of the Securities Act, in reliance on the exemption from registration contained in Regulation S under the Securities Act.

      The Registrant, which is located in the United States, believes that the issuance of its common stock to the Shareholders (the "Offshore Shareholders") constituted an offshore transaction. Each of the Offshore Shareholders is a resident of China. At the time the Registrant offered to issue its shares to the Offshore Shareholders, each of the Offshore Shareholders was located in China. Furthermore, at the time the Registrant issued its common stock to the Offshore Shareholders, the Registrant reasonably believed that each of the Offshore

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Shareholders was outside the United States. As a result, the Registrant believes that these facts enable it to also rely on Regulation S for an exemption from the registration requirements of Section 5 of the Securities Act with respect to the issuances to the Offshore Shareholders.

Item 7.01.  Regulation FD Disclosure.

      On August 8, 2007, the Registrant issued a press release announcing the acquisition of SLB. A copy of that press release is attached to this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

      (a) Financial Statements of Business Acquired.

      The financial statements required by this Item 9.01(a) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than seventy-one days after the date hereof.

      (b) Pro Forma Financial Information.

      The financial statements required by this Item 9.01(b) will be filed by amendment to this Form 8-K as soon as practicable, but in no event later than seventy-one days after the date hereof.

      (d) Exhibits

      4.1   Form of Promissory Note of Universal Travel Group

      10.1 Share Exchange Agreement, dated as of August 8, 2007, by and among the Registrant, YZL, SLB and the Shareholders.

      99.1  Press Release Announcing SLB Acquisition.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 10, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang
                                            Chairman and Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No. Exhibit Description

4.1         Form of Promissory Note of Universal Travel Group

10.1 Share Exchange Agreement, dated as of August 8, 2007, by and among the Registrant, YZL, SLB and the Shareholders.

99.1        Press Release Announcing SLB Acquisition.